INCOME TAXES - Expense, Rate reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Provision for income taxes	$ 0	$ 0
Effective income tax rate
Profit before tax at federal statutory rate	21.00%	21.00%
State tax benefit, net of federal effects	8.90%	5.40%
Research and development credits	2.50%	0.20%
Unrealized gains/losses	20.10%
Other	(4.20%)	0.00%
Change in valuation allowance	(48.30%)	(26.60%)
Effective income tax rate	0.00%	0.00%
Loss from continuing operations before income taxes
Domestic	$ (100,076)	$ (249,983)
Foreign	67
Total	$ (100,009)	$ (249,983)